EXHIBIT 10.5

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.
Omitted information marked “******” in this Exhibit has been filed with the Securities and
Exchange Commission together with such request for confidential treatment.

NINETEENTH AMENDENT TO COAL SUPPLY AGREEMENT
Between PACIFICORP
And

WESTMORELAND KEMMERER, LLC
(f/k/a Westmoreland Kemmerer, Inc.)

THIS NINETEENTH AMENDENT amends the Coal Supply Agreement dated July 1, 1992, as amended and restated in the FIFTEENTH AMENDMENT TO COAL SUPPLY AGREEMENT, effective July 1, 2010, as further amended ("CSA") between WESTMORELAND KEMMERER, LLC, a Delaware limited liability company with offices in Englewood, Colorado, formerly Westmoreland Kemmerer, Inc., and successor in interest to Chevron Mining Inc. ("Seller"), and PACIFICORP, an Oregon corporation with offices in Salt Lake City, Utah ("Buyer").

RECITALS

Buyer and Seller desire to agree upon new Tier 1 and Tier 2 Purchase Prices for the Agreement, effective January 1, 2016, pursuant to section 5.07 of the Fifteenth Amendment.

THEREFORE, the parties agree as follows:

1. Effective as of January 1, 2016, Section 5.02 Base Prices is deleted in its entirety and replaced with the following:

5.02 Base Prices. The Base Prices established as of January 1, 2010, shall be $****** per ton up to ****** tons ("Tier 1") and $****** per ton for ****** to ****** tons ("Tier 2"). The Purchase Price effective on January 1, 2016, shall be $****** per ton up to ****** tons ("Tier 1") and $****** per ton for ****** to ****** tons ("Tier 2"), as set forth on Exhibit I. The Base Prices are composed of the components and subcomponents in the manner described in Exhibit B, Schedules 1-4. The Base Prices are composed of the following "Escalated Components": (i) Medical, (ii) Labor and Benefits, (iii) Materials and Supplies, and (iv) the Composite Component. In addition, the Base Prices are composed of the following "Pass-Through Components": (i) Severance Tax, (ii) Ad Valorem Tax, (iii) Federal Black Lung Excise Tax, (iv) Federal Abandoned Mined Land Reclamation ("AML") Fee, (v) Royalties, and (vi) Depletion. Each of the Escalated Components and Pass Through Components is described in section 5.03.

2. Prior to January 1, 2016, the prior Section 5.02 under the CSA shall apply. All of the terms and conditions of the Agreement not expressly amended or replaced hereby shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Nineteenth Amendment to the Agreement to be executed as of the day and year first hereinabove written.

Westmoreland Kemmerer LLC	Pacificorp
By: /s/ Kevin Paprzycki	By: /s/ Dana Ralston
Its: CEO	Title: VP COAL GEN & MINING
Date Signed: 4.15.16	Date Signed: 4/22/16

Exhibit I (Page 1)
Reset Purchase Price effective January 1, 2016

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Exhibit I Fully Redacted

Exhibit I (Page 2)
Reset Purchase Price effective January 1, 2016

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Exhibit I Fully Redacted